                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 29, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



                Community Trust Financial Services Corporation
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Georgia                       0-19030                 58-1856582
----------------------------    ------------------------    -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)



   3844 Atlanta Highway, Hiram, Georgia                                30141
 ----------------------------------------                            ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (770) 445-1014
                                                    --------------------------



                                Not Applicable
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.  Other Events
---------------------

     Community Trust Financial Services Corporation (the "Company") is in the process of offering for sale to the public a minimum of 176,471 shares, and a maximum of 294,118 shares, of the Company's Common Stock at a price of $17.00 per share (the "Offering").

     On July 29, 1998, the Company entered into a Standby Placement Agent and Financial Advisor Agreement (the "Agreement") with Morgan Keegan & Company, Inc. ("Morgan Keegan"). Pursuant to the Agreement, Morgan Keegan will act as placement agent in connection with the offer and sale by the Company of shares of its Common Stock which have not yet been subscribed for in the Offering.

     Also on July 29, 1998, the Company entered into a First Amendment to Escrow Agreement (the "First Amendment") with The Bankers Bank ("Escrow Agent"). The Company originally entered into an Escrow Agreement with the Escrow Agent on May 11, 1998, in connection with the Offering (the "Escrow Agreement"). The Escrow Agreement contemplates that all proceeds from subscriptions for the initial 176,471 shares sold in the Offering will be deposited into an escrow account maintained by the Escrow Agent. The purpose of the Amendment is to clarify that subscription proceeds that are attributable to sales of shares effected through Morgan Keegan, as placement agent, must be transmitted to the Escrow Agent by noon of the next business day after receipt of such funds.

Item 7.  Exhibits
-----------------

     1.1 Standby Placement Agent and Financial Advisor Agreement, dated July 29, 1998, by and between the Company and Morgan Keegan.

     10.13 First Amendment to Escrow Agreement, dated July 29, 1998, by and between the Company and the Escrow Agent.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMUNITY TRUST FINANCIAL SERVICES CORPORATION



 August 4, 1998                     /s/ Ronnie Austin
----------------                  -------------------
Date                              By: Ronnie Austin
                                  Title: President
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                                 EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
-----------     -----------
   1.1          Standby Placement Agent and Financial
                Advisor Agreement, dated July 29,
                1998, by and between the Company and
                Morgan Keegan


   10.13        First Amendment to Escrow Agreement,
                dated July 29, 1998, by and between the
                Company and the Escrow Agent